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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                               -------------------


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                               -------------------


         Date of Report (Date of earliest event reported): May 19, 1999

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                    MINING SERVICES INTERNATIONAL CORPORATION
                    -----------------------------------------

             (Exact name of registrant as specified in its charter)

            Utah                    0-10634            87-0351702
------------------------------ ---------------- -----------------------

(State or other jurisdiction  (Commission File No.)   (IRS Employer
      of incorporation)                               Identification No.)


                            8805 South Sandy Parkway
                             Sandy, Utah 84070-6408
                         -------------------------------

             (Address of principal executive offices, including zip
                                      code)

                                 (801) 233-6000
                         -------------------------------
              (Registrant's telephone number, including area code)

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


Item 5.  Other Events

         Mining Services International Corporation (the "Company") is voluntarily filing this Report on Form 8-K to report a dividend of common share purchase rights to the holders of the Common Stock, par value $.001 per share, of the Company (the "Common Shares") as summarized below.

                  On May 19, 1999, the Board of Directors of the Company declared a dividend of one common share purchase right (a "Right") for each outstanding Common Share. The dividend is payable on May 19, 1999 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one Common Share at a price of $20 per Common Share (the "Purchase Price"), subject to adjustment. The Rights will expire on May 18, 2009 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Zions First National Bank as Rights Agent (the "Rights Agent"), a copy of which is filed herewith as Exhibit 99.1 to this Form 8-K.

                  The Rights can not be exercised until the "Distribution  Date"
has  occurred.  The  Distribution  Date is the  earlier to occur of (i) ten days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired shared and/or sole voting power with respect to 25% or more of the outstanding Common Shares; or
(ii) ten business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the acquisition, by a person or group, of sole and/or shared voting power with respect to 25% or more of the outstanding Common Shares. In the event that the Board of Directors makes a determination that a Person does not have beneficial ownership of the shared and/or sole voting power of certain Common Shares, then such Person shall not have beneficial ownership of shared and/or sole voting power with respect to such Common Shares until a final judicial determination of ownership and/or a redetermination of ownership by the Board of Directors. Such beneficial ownership shall become effective fifteen business days following such determination or redetermination.

                  At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may cause the Rights (other than Rights owned by such person or group which will have become void) to be exchanged for Common Shares, in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

                  Unless the Rights are earlier redeemed, have previously expired, or have been exchanged by the Board of Directors for Common Shares, the effect of the Rights Agreement is to provide that each holder of a Right, other than Rights beneficially owned by an Acquiring Person (which will have become void before or on the Distribution Date), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right. Also in the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right (other than Rights owned by an Acquiring Person, which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

                  The definition of an Acquiring Person does not include certain Exempt Persons which are defined as the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any person holding Common Shares for or pursuant to the terms of any such plan, or any Person that acquires Common Shares from the Company pursuant to a transaction approved by the Board of Directors of the Company.

                  The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then-current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above).

                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Shares will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

                  The number of outstanding Rights and the number of Common Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

                  Common Shares purchasable upon exercise of the Rights will have the same rights, entitlements and preferences provided to all other Common Shares.

                  The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date
(or  earlier  redemption  or  expiration  of  the  Rights),   new  Common  Share
certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. The Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date by such Common Share certificates with a copy of the Summary of Rights in substantially the form of exhibit B to the Rights agreement. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

                  At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 25% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.0001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                  The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

                  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to receive dividends.

                  A copy of the Rights Agreement is available free of charge from the Company. This report filed on form 8-K does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

Item 7.  Exhibits.

The following item is filed as an exhibit to this report:


         Exhibit No.                     Description of Document

              99.1 Rights Agreement dated as of May 19, 1999, between Mining Services International Corporation and
                                    Rights Agent, including Exhibit A
                                    (Form of Right  Certificate)  and
                                    Exhibit B  (Summary  of Rights to
                                    Purchase Common Shares).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MINING SERVICES INTERNATIONAL CORPORATION



                                    /s/ Duane W. Moss
                                    --------------------------
                                    Duane W. Moss
                                    Chief Financial Officer and Legal Counsel

Date: July 21, 1999